Management of Financial Risk	12 Months Ended
Jan. 31, 2025
Management of Financial Risk
Management of Financial Risks

19. Management of Financial Risk

The Company’s financial instruments are exposed to certain risks as summarized below:

(a)	Credit risk

Credit risk is the risk of loss if a customer or third party to a financial instrument fails to meet its contractual obligations. The Company’s cash is held through reputable financial institutions in Canada, U.S. and Australia. The carrying amount of cash represent the maximum exposure to credit risk. As at January 31, 2025, this amounted to $8,180.

(b)	Interest rate risk

Interest rate risk is the risk that fair values or cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company is not exposed to significant interest rate risk.

(c)	Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company manages liquidity risk through the management of its capital structure (Note 20). Accounts payable and accrued liabilities, due to related parties, financial guarantee liability and current portion of loans payable are due within the current operating period.

The table below summarizes the maturity profile of the Company’s financial liabilities at January 31, 2025:

	0 – 12 Months $	Over 12 Months $
Accounts payable and accrued liabilities	4,495,327	-
Due to related parties	1,476,700	-
Financial guarantee liability	382,428	-
Convertible debentures	820,553	-
Loans payable	50,052	49,115
Warrant liabilities	312,936	-

(d)	Currency risk

Currency risk is the risk of loss due to fluctuation of foreign exchange rates and the effects of these fluctuations on foreign currency denominated monetary assets and liabilities. A 5% change in exchange rates will increase or decrease the Company’s loss by approximately $169,000.  The Company does not invest in derivatives to mitigate these risks.